Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Triangle Petroleum Corporation

We consent to the use of our report incorporated by reference herein in the registration statement.

Chartered Accountants

Calgary, Canada

July 22, 2011